Exhibit 10.23

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
1. CONTRACT ID CODE
PAGE OF PAGES 1 | 2
2. MODIFICATION NO:
013
3. EFFECTIVE DATE
See block 16C
4. REQUISITION/PURC
N/A
5. PROJECT NO. (If applicable)
N/A
6. ISSUED BY CODE
Biomedical Advanced Research and Development Authority U.S. Department of Health and Human Services 330 Independence Avenue, SW Room G640 Washington, DC 20201
7. ADMINISTERED BY (If other than Item 6) CODE
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)
BioCryst Pharmaceuticals, Inc.
4505 Emperor Boulevard, Suite 200
Durham, NC 27703
DUNS 61-819-4609
TIN 62-1413174
9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
10A.MODIFICATION OF CONTRACT/ ORDER
X
HHS0100200700032C
10B. DATED (SEE ITEM 13)
01-03-07
CODE
FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
~ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ~ is extended, ~ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment, you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
12. ACCOUNTING AND APPROPRIATION DATA (If required)
SOCC: DOC# TIN# LOC# CAN#
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS; IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM
14. THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
X
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO:
FAR 52.243-2 (Aug ’87) Changes–Cost Reimbursement, Alternate V (Apr. 1984)
B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor [] is not, [X] is required to sign this document and return 2 copies to the issuing office.
14. DESCRIPTION OF MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)
PURPOSE: The purpose of this modification is to:
1. Incorporate Advanced Understandings to transfer 240 vials of peramivir to BioCryst
2. Add and exercise Optional CLIN 0009 to include 84-month stability testing.
The total contract amount remains unchanged at $234,852,147.
The contract completion date remains unchanged at December 31, 2013.
Except as provided herein, all terms and conditions referenced in item 9A or 10A, remain in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)
Jon P. Stonehouse
President & CEO
15B. CONTRACTOR/OFFEROR
(Signature of person authorized to sign)
15C. DATE SIGNED
2-15-12
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
VIJAYA L. MURTHY, CONTRACTING OFFICER
16B. UNITED STATES OF AMERICA
BY Vijaya L. Murty
(Signature of Contracting Officer)
16C. DATE SIGNED
2/15/12
NSN 7540-01-152-8070
OMB No. 0990—0115
STANDARD FORM 30 (REV. 10-83)
HHS0100200700032C

Modification # 013

1.	ARTICLE B.6 ADVANCED UNDERSTANDING is modified to add the following:

“ARTICLE B.6.5.

The government will provide to the contractor 240 vials (16 treatment courses at 15 vials per treatment course) of peramivir from lot C0307 that is currently stored at the Supply Service Center at Perry Point, MD. This transfer will be initiated by BioCryst in the form of a written request to the Contracting Officer and will be coordinated with the Project Officer.”

2.	This modification adds to the contract and exercises Optional CLIN 0009.

The funding for Optional CLIN 0009 is included in CLIN 0004-Contractor-defined Milestones. The testing will be performed in conformance with FDA requirements beyond the period of performance of this contract.

Except as otherwise provided herein, this modification caps the period of performance for Optional CLIN 0009 at the expiration date of this contract, December 31, 2013. A formal extension to cover the 84-month period must be requested by BioCryst at least 60 days before December 31, 2013, to extend the period of performance.

CLIN	Supplies/Services	Quantity/Unit	Price
Optional CLIN 0009

The Contractor shall perform additional stability extension services for Peramivir IV supplies currently being held at the Supply Service Center at Perry Point, MD, extending the shelf life to 84 months in conformance with FDA requirements.

		84 month period of performance	$119,311 (FFP	)

3.	All other terms and conditions of the contract remain unchanged.